NOTICE OF DISTRIBUTION OF UNDERLYING FUND ANNUAL REPORTS

TO:	U. S. Securities and Exchange Commission
FROM:	Nationwide Life Insurance Company (“Nationwide”)
DATE:	April 14, 2021
RE:	MFS Variable Account (“Registrant”)
File No. 811-02662

Nationwide hereby submits, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the annual reports for the following underlying mutual funds for the period ended December 31, 2020, have been distributed to contract owners.

Some of the underlying mutual funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. Nationwide understands that the Fund Companies have filed (or will file) these reports with the Commission. To the extent necessary, these filings are incorporated by reference.

Fund	CIK
Massachusetts Investors Growth Stock Fund: Class A	0000063090
Massachusetts Investors Trust: Class A	0000063091
MFS® Corporate Bond Fund: Class A	0000063075
MFS® Growth Fund: Class A	0000798250
MFS® High Income Fund: Class A	0000225604
MFS® Income Fund: Class A	0000819673
MFS® Research Fund: Class A	0000200489
MFS® Total Return Fund: Class A	0000200489
MFS® U.S. Government Money Market Fund	0000063068
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I	0000353905

Questions or comments regarding this filing can be directed to Nationwide Financial - Office of Compliance at is nfscomp@nationwide.com.

Thank you.